EXHIBIT 10.1

                               AMENDMENT NO. 2 to
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 2 ("Amendment") dated as of June 17, 2002, entered into by and among Talk America Holdings, Inc., a Delaware corporation (the "Company"), and Kevin Griffo ("Employee").

                         W  I  T  N  E  S  S  E  T  H :
                         ------------------------------

     WHEREAS, the Company and Employee are parties to an Employment Agreement dated as of March 24, 2000, as amended (the "Agreement") pursuant to which the Company employs Employee as its Executive Vice President - Local Services; and

     WHEREAS, the Company and Employee desire to amend the Agreement as provided herein.

     NOW THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

"2. TERM OF AGREEMENT. The term of Employee's employment hereunder shall commence on March 24, 2000 (the date when Employee commences employment hereunder, the "Commencement Date") and shall continue in effect until December 31, 2004, except as hereinafter provided (the "Term")."

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the day and year first written above.

    TALK  AMERICA  HOLDINGS,  INC.                  EMPLOYEE

    By: /s/ Aloysius  T.  Lawn  IV                 /s/ Kevin  Griffo
        -------------------------                  -----------------
       Name:   Aloysius  T.  Lawn  IV                Kevin  Griffo
       Title:  EVP  -  General  Counsel
               and  Secretary